UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: April 23, 2012
Date of Earliest Event Reported: April 18, 2012

Sauer-Danfoss Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14097 (Commission File Number)	36-3482074 (I.R.S. Employer Identification No.)

2800 East 13th Street Ames, Iowa (Address of principal executive offices)	50010 (U.S. Zip Code)

Registrant's telephone number, including area code:  (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d‑2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e‑4(c))

Section 5	Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 18, 2012, Wolfgang Schramm, Executive Vice President and President-Controls Division of Sauer-Danfoss Inc. (the “Company”), announced his retirement and officially resigned as an officer of the Company. His resignation as an officer was effective immediately, but pursuant to the terms of his Executive Officer Employment Agreement dated as of December 31, 2008, Mr. Schramm will continue as an employee of the Company until May 18, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.

By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
DATE: April 23, 2012	Title:Vice President and Chief Accounting Officer